MainStay Group of Funds

Supplement dated October 4, 2016 (“Supplement”) to the Equity Funds Prospectus dated February 29, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

The fifth paragraph of the subsection entitled “Who Manages Your Money?” under the section entitled “Know With Whom You Are Investing” is deleted and replaced with the following:

The Current Order supersedes a prior SEC exemptive order (“Prior Order”), which applied only to hiring, or modifying existing or future subadvisory agreements with, unaffiliated subadvisors. Except for MainStay S&P 500 Index Fund, the shareholders of the Funds that are covered by this Prospectus have approved the use of the Prior Order, which also applies to the use of the Current Order with regard to unaffiliated subadvisors. Shareholders of a Fund must separately approve the use of the Current Order before it may be relied upon to hire or to modify existing or future subadvisory agreements with Wholly-Owned Subadvisors. The shareholders of the MainStay Cornerstone Growth Fund have approved operating under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, including in the manner contemplated by the Current Order. The other Funds that are covered by this Prospectus have not approved the use of the Current Order with respect to Wholly-Owned Subadvisors.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.